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Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Forward Pharma A/S (the "Company"), on Form 20-F for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission (the "Report"), I, Claus Bo Svendsen, Chief Executive Officer, principal executive officer and principal financial officer, hereby certify as of the date hereof, solely for purposes of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: April 4, 2019

/s/ CLAUS BO SVENDSEN Claus Bo Svendsen Principal Executive Officer and Principal Financial Officer

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  Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002